

Exhibit 99.2

                 KNIGHTSBRIDGE FINE WINE, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                                   (UNAUDITED)
                           CONSOLIDATED BALANCE SHEETS

                                                                             MARCH 31,            JUNE 30,
                                                                               2003                2003
                                                                        ----------------    ------------------

                                 ASSETS

Current assets:
        Cash and cash equivalents                                        $       35,313      $          4,205
        Accounts receivable,
          net of allowance of $23,119 and $39,394, respectively                  42,556                10,673
        Prepaid expenses and other current assets                                75,553                91,532
        Loan receivable                                                               -               100,000
                                                                        ----------------    ------------------
        Total current assets                                                    153,422               206,410

Intangible assets                                                                10,000                10,000
                                                                        ----------------    ------------------
Total assets                                                                    163,422               216,410
                                                                        ================    ==================


                  LIABILITIES & SHAREHOLDERS' EQUITY

Current liabilities:
     Accounts payable                                                    $        8,618      $         27,398
     Accrued expenses                                                            28,232                75,867
     Customer deposit liability                                                   7,382                 8,189
     Notes payables                                                             195,833               325,000
                                                                        ----------------    ------------------
     Total current liabilities                                                  240,065               436,454
                                                                        ----------------    ------------------

Minority Interest                                                                25,799                10,014

Shareholders' equity
      Preferred stock, $0.001 par value, 10,000,000 shares authorized,
          None issued and outstanding                                                -                     -
     Common stock, $0.001 par value, 40,000,000 shares authorized,
          19,691,750 shares issued and outstanding
          as of March 31, 2003 and June 30, 2003.                                19,692                19,692
      Warrants, 100,000 issued and outstanding as of March 31, 2003 and          10,000                10,000
        June 30, 2003.
      Subscription receivable                                                   (17,705)              (17,705)
      Additional paid in capital                                                 43,914                43,914
      Deficit accumulated during development stage                             (158,343)             (285,959)
                                                                        ----------------    ------------------

     Total shareholders' equity                                                (102,442)             (230,058)
                                                                        ----------------    ------------------

Total liabilities & shareholders' equity                                 $      163,442      $        216,409
                                                                        ================    ==================







The accompanying notes are an integral part of these statements.



                 KNIGHTSBRIDGE FINE WINES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                                   (UNAUDITED)
                      CONSOLIDATED STATEMENTS OF OPERATIONS


                                                  ----------------------------------------------------------------------
                                                      THREE MONTHS     THREE MONTHS     SIX MONTHS         SINCE
                                                         ENDED            ENDED           ENDED          INCEPTION
                                                  ----------------------------------------------------------------------
                                                         MARCH              JUNE             JUNE         OCTOBER 8TH
                                                         2003               2003             2003            2002
                                                  ----------------------------------------------------------------------

Revenues                                              $      33,934     $    16,080    $    50,014     $    50,014
Operating expenses:
          Cost of sales                                       2,056           5,569          7,625           7,625
          Professional fees                                  14,552          36,892         51,444          74,092
          General & administrative                          117,288         101,287        218,575         231,169
                                                  ----------------------------------------------------------------------

                Loss from operations                        (99,962)       (127,668)      (227,630)       (262,872)

Interest expense                                             13,712          15,733         29,445          31,223
                                                  ----------------------------------------------------------------------

Loss before minority interest                              (113,674)       (143,401)      (257,075)       (294,095)
Minority interest                                            (7,649)         15,785          8,136           8,136
                                                  ----------------------------------------------------------------------

Net loss                                              $    (121,323)    $  (127,616)   $  (248,939     $  (285,959)
Basic and diluted net loss per share                  $       (0.00)    $     (0.01)   $     (0.01)    $     (0.02)
                                                  ======================================================================
Basic and diluted weighted average
shares outstanding                                       17,992,018      19,691,750     18,481,806      18,846,580








The accompanying notes are an integral part of these statements.



                 KNIGHTSBRIDGE FINE WINES, INC. AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)
                                   (UNAUDITED)
                 CONDENSED CONSOLIDATED STATEMENTS OF CASHFLOWS



                                                      THREE MONTHS         SIX MONTHS
                                                         ENDED               ENDED
                                                         MARCH               JUNE
                                                          2003               2003
                                                  -------------------------------------

Cash flows from operating activities:

   Net Loss                                         $        (121,323)    $   (248,939)

Adjustments to reconcile net loss to
  cash used in operating activities:
    Amortization                                                5,000            9,167
    Minority interest                                           7,649          (8,136)
    Stock compensation                                         22,800           22,800
   Changes in assets and liabilities
    Accounts Recievable, net                                 (15,868)           16,015
    Prepaids and other assets                                     452         (15,527)
    Accounts payable and accrued expense                        6,843           73,258
    Customer prepaid liability                                  7,382            8,189
                                                  -------------------------------------

Net cash (used in) provided by operating
   activities                                                (87,065)        (143,173)
                                                  -------------------------------------
Cash flows from financing activities:
    Issuance of common stock                                    7,378            7,378
    Proceeds from notes payable                                     -          125,000
                                                  -------------------------------------
    Cash provided by financing activities                       7,378          132,378


Cash flows from investing activities:
    Increase in loan receivable                                     -         (100,000)
                                                  -------------------------------------
      Cash (used by) investing                      $               -     $   (100,000)
       activities
Net (decrease) increase in cash                     $        ( 79,687)    $   (110,795)

Cash, beginning of period                           $         115,000     $    115,000
                                                  -------------------------------------
Cash, ending of period                              $          35,313     $      4,205

Supplemental information:
     Income taxes paid                              $               -     $          -
     Interest paid                                  $               -     $          -





The accompanying notes are an integral part of these statements.

                         Knightsbridge Fine Wines, Inc.
                          (A Development Stage Company)

                          Notes to Financial Statements
                                   (unaudited)

1.   BASIS OF PRESENTATION, ORGANIZATION AND NATURE OF OPERATIONS:


The accompanying unaudited financial statements have been prepared in accordance with Item 310b of Regulation S-B. Accordingly, they do not include all of the information and footnotes required by accounting principles generally accepted in the United States of America ("US GAAP") for complete financial statements. In the opinion of management, all adjustments, consisting only of normal recurring adjustments, considered necessary for a fair presentation have been included. These financial statements should be read in conjunction with the financial statements of Knightsbridge Fine Wine, Inc., as of December 31, 2002, and the notes thereto included within this form 8-k/a filed by the Company. The results of operations for the three months and six months ended June 30, 2003, are not necessarily indicative of the results that may be expected for the year ending December 31, 2003.

Knightsbridge Fine Wines was incorporated in the State of Nevada, on October 8, 2003 with a vision and objective to establish and build a diversified international wine company. Knightsbridge believes that an oversupply of small and mid-sized wineries lacking effective sales, marketing, and branding strength currently exists, which has created an opportunity to economically and strategically consolidate and build an efficient operation that can maximize economies of scale, increase utilization of production assets, and provide a more streamlined and effective sales, marketing, and distribution group. Knightsbridge further believes that by adopting and applying consumer beverage marketing principals within the wine industry it can further enhance operating results beyond what is currently achieved by many small and mid-sized wineries creating a comparative advantage for Knightsbridge.

Most of the Company's current costs consist primarily of the expenses associated with the development stage activities associated with executing the Company's strategy. As a result of its plan to expand its operations through new internal and external initiatives to expand revenue growth, the Company expects these costs to increase. The Company's profitability and success depends upon its success in executing its strategy to consolidate and build an efficient operation and its ability to raise capital for the Company's endeavors. There can be no assurance that the Company will be able to secure such financing on terms, which are acceptable, if at all. The failure to secure future financing with favorable terms could have a material adverse effect on the Company's business and its ability to fund the Company's internal and external initiatives.

2.   SIGNIFICANT ACCOUNTING POLICIES:


Principles of Consolidation

The accompanying consolidated financial statements include the accounts of the acquired entities since their respective dates of acquisition. All significant intercompany amounts have been eliminated.

Use of Estimates

The preparation of consolidated financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Accounts Receivable

The majority of the Company's accounts receivable are due from established companies in the international wine industry. As of March 31, 2003, two customers represented 48% and 44% percent of accounts receivable, respectively. As of June 30, 2003, two customers individually represented 48% and 47%, respectively of accounts receivable.


Credit is extended based on evaluation of a customers' financial condition and, generally, collateral is not required. Accounts receivable are due within 30 to 45 days and are stated at amounts due from customers net of an allowance for doubtful accounts. Accounts outstanding longer than the contractual payment terms are considered past due. The Company determines its allowance by considering a number of factors, including the length of time trade accounts receivable are past due, the Company's previous loss history, the customer's current ability to pay its obligation to the Company and the condition of the general economy and the industry as a whole. The Company writes-off accounts receivable when they become uncollectible and payments subsequently received on such receivables are credited to the allowance for doubtful accounts. The following table sets forth the rolling forward balances of the Allowance for doubtful accounts of the Company.

                                                                          ADDITIONS
                                                        BALANCE AT       CHARGED TO                        BALANCE AT
                                                       BEGINNING OF       COSTS AND                          END OF
                    DESCRIPTION                           PERIOD          EXPENSES         DEDUCTIONS        PERIOD
--------------------------------------------------    --------------   --------------      ------------    ----------

For the quarter ended March 30, 2003,
   Allowance for doubtful accounts................    $       -        $    23,119*         $      -       $  23,119

For the quarter ended June 30, 2003,
   Allowance for doubtful accounts................    $    23,119      $    16,275          $      -       $  39.39

*$23,119 in additions were attributable to the allowance roll forward from Dominion Wines International and were not charged within the quarter.


Concentrations of Credit Risk


Financial instruments that potentially subject the Company to credit risk consist of cash and cash equivalents and accounts receivable.

Fair Value of Financial Instruments

Knightsbridge Fine Wines, Inc. financial instruments consist of cash, accounts receivable, loans receivable, accounts payable, notes payable and accrued expenses. The fair value of these financial instruments approximates their carrying value as of March 31, 2003 and June 30, 2003, respectively, due to their short-term nature.

Revenue Recognition


Revenue is recognized based upon either commission earned or product shipped upon FOB Winery.

Significant Customers


During the first quarter of 2003, three customers individually represented 64%, 22%, and 14% of revenue. During the second quarter of 2003, two customers individually represented 85% and 15% percent of revenue. For the six months ended June 30, 2003 and since inception, five customers individually represented 45%, 26%, 15%, 10% and 4%, respectively, of revenue.

New accounting pronouncements

In 2002, the FASB issued SFAS 146, "Accounting for Costs Associated with Exit or Disposal Activities." SFAS 146 requires that a liability for a cost associated with an exit or disposal activity be recognized when the liability is incurred. Severance pay under SFAS 146, in many cases, would be recognized over the remaining service period rather than at the time the plan is communicated. The provisions of SFAS 146 are effective for exit or disposal activities that are initiated after December 31, 2002. We will adopt SEAS 146 for any actions initiated after January 1, 2003, and any future exit costs or disposal activities will be subject to this statement.

In 2003, the FASB issued FIN 46, "Consolidation of Variable Interest Entities." FIN 46 defines a variable interest entity (VIE) as a corporation, partnership, trust, or any other legal structure that does not have equity investors with a controlling financial interest or has equity investors that do not provide sufficient financial resources for the entity to support its activities. FIN 46 requires consolidation of a VIE by the primary beneficiary of the assets, liabilities and results of activities effective in 2003. FIN 46 also requires certain disclosures by all holders of a significant variable interest in a VIE that are not the primary beneficiary. We do not have any material investments in variable interest entities; therefore, the adoption of this interpretation will have no impact on our consolidated financial position or results of operations.

In 2002, the FASB issued SFAS No. 148, "Accounting for Stock-Based  Compensation
- Transition and Disclosure", which amends SFAS No. 123, to provide alternative methods of transition for a voluntary change to the fair value based method of accounting for stock-based employee compensation. In addition, SFAS No. 148 amends the disclosure requirements of SFAS No. 123 to require prominent disclosures in both annual and interim financial statements about the method used on reported results. The disclosure provisions of SFAS No. 148 are effective for fiscal years ending after December 15, 2002.

Pursuant to SFAS No. 148, we have elected to account for employee stock-based compensation under APB Opinion No. 25, "Accounting for Stock Issued to Employees," using an intrinsic value approach to measure compensation expense. Accordingly, no compensation expense has been recognized for options granted to employees under a such a plan since the Company at this time does not have a option plan in place.

In 2003, the FASB issued SFAS 149, "Amendment of Statement 133 on Derivative Instruments and Hedging Activities", which amends SFAS 133 for certain decisions made by the FASB Derivatives Implementation Group. In particular, SFAS 149: (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative; (2) clarifies when a derivative contains a financing component; (3) amends the definition of an underlying to conform it to language used in FASB Interpretation No. 45 "Guarantor's
Accounting and Disclosure Requirements for Guarantees, Including Indirect Guarantees of Indebtedness of Others"; and (4) amends certain other existing pronouncements. This Statement is effective for contracts entered into or modified after June 30, 2003, and for hedging relationships designated after June 30, 2003. In addition, most provisions of SFAS 149 are to be applied prospectively. The Company does not expect the adoption of SFAS 149 to have a material impact on its financial position, cash flows or results of operations.

In 2003, the FASB issued SFAS No. 150, "Accounting for Certain Financial Instruments with Characteristics of Both Liabilities and Equity" ("SFAS 150"). SFAS 150 changes the accounting for certain financial instruments that under previous guidance issuers could account for as equity. It requires that those instruments be classified as liabilities in balance sheets. The guidance in SFAS 150 is generally effective for all financial instruments entered into or modified after May 31, 2003, and otherwise is effective on July 1, 2003. The Company does not anticipate that the adoption of SFAS 150 will have a material impact on its financial position, cash flows or results of operations.

3.   LOANS RECIEVABLE:

Pursuant to the initial capitalization and founding of the Company, the founding shareholders owe to the Company the par value associated with the initial stock issuance. Pursuant to a purchase agreement, the Company has advanced a loan for $100,000 to a U.S. based winery of which the Company is currently negotiating a potential purchase of which it currently has a marketing agreement in place.

4.   NOTES PAYABLE:

Pursuant to a Note Payable issued on December 16th, 2002, the Company was provided $200,000.00 under a Note that accrues interest at 11.5% for 180 days and 19% thereafter. Pursuant to a Note Payable issued on May 15, 2003, the Company was provided $100,000 under a Note that accrues interest at 12% for 90 days and 19% thereafter. Pursuant to a Note Payable issued on May 27, 2003, the Company was provided $25,000 under a Note Payable that accrues interest at 10%.

5.   INTEREST EXPENSE:


In conjunction with the Notes Payable the Company incurred interest expense in the quarter ended March 31, 2003 and June 30, 2003, respectively of $13,712 and $15,733. For the six months ending June 30, 2003 and since inception the Company incurred interest expense of $29,445 and $31,223, respectively.

6.   DOMINION WINES INTERNATIONAL:

On February 17, 2003, Knightsbridge Fine Wines, Inc. purchased a 56% share position in Dominion Wines International for 1,000,000 shares of Knightsbridge Fine Wines, Inc. an Australian wine distributor as part of the Company's strategy to build a diversified wine company.

Dominion Wines International Balance Sheet:
February 17, 2003
(unaudited) (in USD)

Cash                            $  7,378
Accounts receivable, net          26,688
Other current assets               7,040
                                --------
Total current assets              41,106

Intangibles                       10,000
                                --------
Total assets                      51,106
                                ========

Account payable                    1,690
Other current liabilities          8,165
                                --------
Total current liabilities          9,855

Equity                            41,251

Total equity and liabilities      51,106
                                ========

The operations and cashflows of Dominion Wines International has been included in the financial statements of the Company as of February 17, 2003 forward.

7.   COMMITMENTS AND CONTINGENCIES:

Corporate Offices

Our corporate and United States offices are located at 65 Shrewsbury Road, Livingston, NJ 07039. This space is provided by the majority shareholder at no rent. The majority shareholder also uses this space for other purposes, the actual rental value is de minius.

Our Australian office is located at 13 Lileura Avenue, Beaumaris, Victoria, AU 3193. There is currently no rent for the space.

Employment Agreements

On February 20, 2003 the Company entered into an employment agreement with Mr. Paul Gardner as an executive of the Company effective March 1, 2003. Mr. Gardner will serve at the pleasure of the Board of Director's. Mr. Gardner's compensation will be $125,000 (Australian Dollars) per annum along with other similar employee benefits as offered to employee's of the Company. In addition Mr. Gardner received 986,700 shares of stock of Knightsbridge Fine Wine, Inc. valued at $22,800.

On June 1, 2003 the Company entered into an employment agreement with Mr. Joe Carr as an executive of the Company effective June 1, 2003. Mr. Carr will serve at the pleasure of the Board of Director's. Mr Carr's compensation will be $125,000 per annum along with other similar employee benefits as offered to employee's of the Company.

8.   SUBSEQUENT EVENTS

On July 1, 2003 Knightsbridge Fine Wines, Inc. entered into a sales and marketing agreement with EOS Winery.

In July 2003, 5,113,250 shares of common stock were sold to various parties at $0.01 per share.

On August 1, 2003 Knightsbridge Fine Wines, Inc. completed a merger with Tech Net Communications, Inc. ("Technet") The Company's shareholders sold all of their shares in the Company in exchange for 82.89% of the number of shares of common stock of Technet outstanding on a fully diluted basis, a total of 24,805,000 shares. For each two shares of the Company, the shareholders received one share of Technet. The August 13, 2003 two for one forward split then restored the Company's shareholders original number of shares. Although Technet is the legal Parent Company, the merger has been treated as a recapitalization of the Company. The company is the continuing entity for financial reporting purposes. The Financial Statements will therefore be prepared as if the Company had always been the reporting Company and then on the merger date, had changed its name and reorganized its capital stock. In addition, the merger results in severe limitations being in place on the use of Technet's net operating loss carryovers. Technet's name was subsequently changed to Knightsbridge Fine Wine, Inc. on August 13, 2003. In addition, the merger results in severe limitations being in place on the use of Technet's net operating loss carryovers.

On August 1, 2003 Knightsbridge Fine Wines, Inc. entered into a sales and marketing agreement with an established Napa Valley Winery.

On August 27, 2003 Knightsbridge Fine Wines, Inc. entered into a letter of intent to purchase the Bodegas Anguianan Estate Winery.

On September 4, 2003 Knightsbridge Fine Wines, Inc. entered into a letter of intent to acquire the assets and brand of StoneGate Wines from the California Wine Company.

During the 3rd quarter of 2003, Knightsbridge Fine Wines, Inc entered into two licensing agreements with noted artists in its effort to launch an Artist series brand to be built around leading artist around the world.

Pursuant to the Share Exchange Agreement, Edward Wong, Jayeson Carmichael and Diane Travis resigned on September 15, 2003 as directors our compliance with Rule 14f-1 of the Exchange Act. There have been no disagreements between the registrant and Jayeson Carmichael, Edward Wong and Diane Travis.